UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2017 (January 25, 2017)

Date of Report (Date of earliest event reported)

MassRoots, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55431	46-2612944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1624 Market Street, Suite 201, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(720) 442-0052
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

As previously announced, on December 15, 2016, MassRoots, Inc. (“MassRoots” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Whaxy Inc., a wholly-owned subsidiary of the Company (“Merger Subsidiary”), DDDigtal Inc, a Colorado corporation (“DDDigtal”), Zachary Marburger, an individual acting solely in his capacity as Stockholder Representative, and all of the stockholders of DDDigtal. Pursuant to the Merger Agreement, the parties agreed to merge Merger Subsidiary with and into DDDigtal, whereby DDDigtal would survive as a wholly-owned subsidiary of MassRoots (the “Merger”).

On January 25, 2017 (the “Effective Date”), the Merger was completed and became effective upon the filing of certificates of merger with the respective Secretary of State of the States of Delaware and Colorado, in such forms as required by, and executed in accordance with, the relevant provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act. Copies of the certificates of merger are filed as Exhibit 3.1 and Exhibit 3.2 hereto, and are hereby incorporated by reference into this Item 2.01.

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and, immediately prior to the Effective Date, DDDigtal’s authorized capital stock consisted of 15,433,03 shares of common stock, no par value per share, and Merger Subsidiary’s authorized capital stock consisted of 1,000 shares of common stock, par value $1.00 per share. Immediately prior to the Effective Date, there were 76,055,644 shares of our common stock issued and outstanding, 15,433,036 shares of DDDigtal’s common stock issued and outstanding, and 1 share of Merger subsidiary’s common stock issued and outstanding. Upon completion of the Merger, and as of the Effective Date, there were 78,982,473 shares of our common stock issued and outstanding.

Pursuant to the terms of the Merger Agreement, each share of DDDigtal’s common stock was to be exchanged for a number of shares of MassRoots’ Common Stock (or a fraction thereof), based on an exchange ratio, as ultimately calculated, equal to approximately 5.273-for-1, such that 1 share of MassRoots’ Common Stock was issued for every 5.273 shares of DDDigtal’s common stock.

On the Effective Date, the Company issued 2,926,829 shares of Common Stock pro rata to all stockholders of DDDigtal (the “Share Consideration”) in exchange for all of their shares of DDDigtal’s common stock. At the same time, each share of the common stock of Merger Subsidiary was converted into and exchanged for one share of common stock of DDDigtal held by the Company, and all shares of DDDigtal common stock outstanding immediately prior to the Effective Date automatically cancelled and retired. DDDigtal continued as a surviving wholly-owned subsidiary of Massroots, and Merger Subsidiary ceased to exist.

Also pursuant to the terms of the Merger Agreement, MassRoots paid cash consideration of $40,000 to Zachary Marburger and $20,000 to Micah Davidson, as repayment of outstanding debts owed by DDDigtal to the individuals.

As a condition to the closing of the Merger, the Company hired Zachary Marburger as its new Vice President of Strategy, and engaged Micah Davidson as a Senior Software Engineer. As a condition of Mr. Marburger’s employment and pursuant to the Merger Agreement, the Company will pay Mr. Marburger an additional $40,000 following the one-year anniversary of his constant employment with MassRoots.

As an additional condition to the closing of the Merger, each stockholder of DDDigtal entered into a lock-up agreement with the Company, thereby prohibiting each such stockholder from offering, selling, contracting to sell, pledging, giving, donating, transferring or otherwise disposing of, directly or indirectly, any shares of Common Stock obtained as Share Consideration for a period of six (6) months following the Effective Date (each, a “Lock-Up Agreement”).

The foregoing is only brief description of the Merger Agreement and Lock-Up Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1 to this Current Report on Form 8-K, respectively, and incorporated herein by reference, and both are qualified in their entirety by reference to such exhibit. Additional information and disclosures concerning the Merger and the Merger Agreement can be found in the Company’s Current Report on Form 8-K, filed with the SEC on December 16, 2016.

Prior to the consummation of the Merger, Denver Relief Consulting LLC beneficially owned less than 5% of both the issued and outstanding shares of DDDigtal’s common stock and MassRoot’s Common Stock. Ean Seeb, a director of MassRoots, holds a 1/3 equity interest in Denver Relief Consulting LLC through his wholly owned company, Sababa Corporation, and thereby is deemed to have indirect beneficial ownership of all such shares held by Denver Relief Consulting LLC. Mr. Seeb abstained from participating and voting as a member of the Board of Directors of MassRoots on all matters pertaining to the Merger Agreement. Except as noted above, there was no material relationship between the Company or its affiliates and either DDDigtal or a source of funds used for the Merger, prior to entering into the Merger Agreement.

DDDigtal’s financial statements and pro forma information can be found in Item 9.01 below, which is incorporated by reference into this Item 2.01.

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of DDDigtal of December 31, 2015, and the notes to the audited financial statements, are filed as Exhibit 99.1 hereto, and are hereby incorporated by reference into this Item 9.01.

The unaudited financial statement of DDDigtal as of September 30, 2016, and the notes to the unaudited financial statements, are filed as Exhibit 99.2 hereto, and are hereby incorporated by reference into this Item 9.01.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2016, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 and the nine months ended September 30, 2016 are filed as Exhibit 99.3 hereto, and are hereby incorporated by reference into this Item 9.01.

(d) Exhibits.

The documents set forth below are filed herewith.

2.1	Agreement and Plan of Merger, dated December 15, 2016, by and between MassRoots, Inc., Whaxy Inc., DDDigtal Inc., Zachary Marburger and the stockholders of DDDigtal Inc. (1)
3.1	State of Delaware Certificate of Merger of Domestic Corporation Into Foreign Corporation, for Whaxy Inc. and DDDigtal Inc., effective as of January 25, 2017.
3.2	State of Colorado Statement of Merger for Whaxy Inc. and DDDigtal Inc., effective as of January 25, 2017.
10.1	Form of Lock-Up Agreement by and between MassRoots, Inc. and each stockholder of DDDigtal Inc.
99.1	Audited Financial Statements of DDDigtal LLC for the Year-Ended December 31, 2015, and related notes. *
99.2	Unaudited Financial Statements of DDDigtal LLC for the Nine Months Ended September 30, 2016, and related notes. *
99.3	Pro Forma Financial Statements for DDDigtal LLC and MassRoots, Inc. *

(1)	Incorporated herein by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by MassRoots, Inc. on December 16, 2016.

* DDDigtal LLC, a Colorado limited liability company, was converted into DDDigtal Inc, a Colorado corporation, on November 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MassRoots, Inc.

Date: January 27, 2017	By:	/s/ Isaac Dietrich
Isaac Dietrich
Chief Executive Officer